VOTING AGREEMENT

     VOTING AGREEMENT (this "Agreement"), dated as of _________, 2001 between BANKATLANTIC BANCORP, INC., a Florida corporation ("BBC"), and ________________ (the "Shareholder").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, as of the date hereof, the Shareholder owns (directly or indirectly, either beneficially or of record) ___________ shares of the common stock, par value $1.00 per share, of Community Bankshares, Inc. (the "Community Common Stock"), a Delaware corporation ("Community Bankshares") excluding shares of Community Common stock held in a Fiduciary or custodial capacity thereby (all such shares of Community Common Stock owned by the Shareholder and any shares hereafter acquired by the Shareholder prior to the termination of this Agreement are referred to herein as the "Shares");

     WHEREAS, BBC, [CSB Merger Sub, Inc.], a Delaware corporation ("Merger Sub"), and Community Bankshares, propose to enter into, simultaneously herewith, an Agreement and Plan of Merger (the "Merger Agreement")(each capitalized term used but not defined in this Agreement shall have the meaning ascribed to it in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for the acquisition by BBC of Community Bankshares through the Merger; and

     WHEREAS, in order to induce BBC to enter into the Merger Agreement, the Shareholder has agreed, subject to the terms and conditions of this Agreement, to vote its Shares in connection with the requisite approval of the Merger Agreement and the Merger.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and the  respective
representations,   warranties,  covenants  and  agreements  set  forth  in  this
Agreement, the parties hereto agree as follows:


                                    ARTICLE I
                        REPRESENTATIONS AND WARRANTIES OF
                                 THE SHAREHOLDER

     The Shareholder hereby represents and warrants to BBC as follows:

     1.1 AUTHORITY RELATIVE TO THIS AGREEMENT. This Agreement has been duly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery by BBC, constitutes the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as limited by (x) bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance laws and other similar laws affecting creditors' rights generally, and (y) general principles of equity, regardless of whether asserted in a proceeding in equity or at law. The Shareholder has full legal capacity to execute and deliver this Agreement.

     1.2 NO VIOLATION. Neither the execution, delivery and performance of this Agreement by the Shareholder, nor the consummation of the transactions contemplated hereby nor the compliance by the Shareholder with any of the provisions of this Agreement will: (i) violate, conflict with, or result in a breach of any of the provisions of, or constitute a default (or an event which, with notice of lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any Lien upon any of the Shares under any of the terms, conditions or provisions of any contract, agreement or other instrument or obligation to which the Shareholder is a party or by which the Shareholder may be bound, or to which the Shareholder or any of its properties or assets (including, without limitation the Shares) may be subject, or (ii) violate any Order or Law applicable to the Shareholder.

     SECTION 1.03. TITLE TO SHARES. The Shareholder is the record or beneficial owner of ____________ Shares, free and clear of all Liens, other than liens incurred in the ordinary course of business with respect to margin accounts. The Shareholder has the sole and unrestricted right to vote and to direct the voting of all of the Shares, and is not a party to (nor are any of the Shares subject to any) agreements or understandings with respect to the voting of such shares or which restrict the transfer of any such shares (other than pursuant to this Agreement).


                                   ARTICLE II
                      REPRESENTATIONS AND WARRANTIES OF BBC

     BBC hereby represents and warrants to the Shareholder as follows:

     2.1. ORGANIZATION AND GOOD STANDING. BBC is a corporation duly organized and validly existing under the laws of the State of Florida whose status is active. BBC has all necessary corporate power to execute and deliver this Agreement and the Merger Agreement, to own its respective properties and assets and to carry on its respective business as now conducted.

     2.1. AUTHORIZATION AND NO VIOLATION. The execution and delivery of this Agreement and the Merger Agreement by BBC and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of BBC and, subject to the terms and conditions of this Agreement and the Merger Agreement, this Agreement and the Merger Agreement constitute the legal, valid and binding obligations of BBC, enforceable against it in accordance with their terms, except as limited by (x) bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance laws and other similar laws affecting creditors' rights generally, and (y) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.


                                   ARTICLE III
                          TRANSFER AND VOTING OF SHARES

     3.1. TRANSFER OF SHARES. During the Voting Term (as defined below), and except as otherwise provided herein, the Shareholder shall not (whether by operation of law or otherwise): (a) sell, transfer, gift, assign, pledge or otherwise dispose of any of its Shares, (b) deposit its Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any proxy with respect thereto or (c) enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, pledge or other disposition of any of its Shares.

     3.2. VOTING OF SHARES; FURTHER ASSURANCES. (a) The Shareholder, by this Agreement, during and for the Voting Term, hereby agrees to vote (or cause to be voted) each of his Shares at every annual, special or adjourned meeting of the shareholders of Community Bankshares (or pursuant to any consent, certificate or other document relating to Community Bankshares that the laws of the State of Delaware may permit or require) (i) in favor of the approval of the Merger Agreement and the Merger, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between Community Bankshares and any person or entity (other than the Merger), including, without limitation, any Competing Transaction, or any other action or agreement that would result in any of the conditions to Community Bankshares" obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other matter relating to consummation of the transactions contemplated by the Merger Agreement. The Shareholder further agrees to cause the Shares owned by it beneficially at the time of such vote to be voted in accordance with the foregoing.

     (b) For the purposes of this Agreement, "Voting Term" shall mean the period from the execution of this Agreement until the earliest of (i) the Effective Time, or (ii) the due termination of the Merger Agreement in accordance to its terms for any other cause.


                                   ARTICLE IV
                               GENERAL PROVISIONS

     4.1. FEES AND EXPENSES.  Except as otherwise  provided herein or in Section
12.1 of the Merger Agreement, all expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

     4.2. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly received (i) on the date given if delivered personally or by facsimile, telecopier, cable, telegram or telex or
(ii) on the date received if sent by overnight delivery service or (iii) five days after having been mailed by registered or certified mail (return receipt requested), to BBC as specified in Section 12.5 of the Merger Agreement or, with respect to the Shareholder, at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 4.2 or, in the case of BBC, Section 12.5 of the Merger Agreement):

     if to the Shareholder:

     4.3. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or any Order, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by the terms of any applicable Law or Order in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

     4.4. BINDING EFFECT. Neither this Agreement nor any rights, duties or obligations hereunder shall be assignable by the Shareholder in whole or in part, and any attempted assignment in violation of this prohibition shall be null and void. This Agreement shall, however, be assignable by BBC to an affiliate of BBC without the consent of the Shareholder. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to his Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass. Subject to the foregoing, all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto.

     4.5. INJUNCTIVE RELIEF. It is possible that remedies at law may be inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

     4.6. GOVERNING LAW. This Agreement will be governed and enforced in all respects, including validity, interpretation and effect, by the Laws of the State of Florida without giving effect to its principles of conflicts of laws.

     4.7. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and expenses through all appeals in addition to any other remedy.

     4.8. HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     4.9. COUNTERPARTS. This Agreement may be executed in several counterparts and one or more separate documents, all of which together shall constitute one and the same instrument with the same force and effect as though all of the parties had executed the same document.

     4.10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters contained herein and therein, and supersede all prior agreements and understandings between the parties with respect thereto.

     4.11 AMENDMENT; WAIVER. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                       BANKATLANTIC BANCORP, INC.


                                       By:
                                          _____________________________
                                          Name:
                                          Title:




                                          Name: